UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective as of January 31, 2008, Biovest International, Inc. (the “Company”) entered into amendments of its existing royalty agreements dated December 10, 2007 and October 29, 2007 on sales of the Company’s biologic products including BiovaxID™, with Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore”) (collectively, the “Valens Funds”) to amend and clarify the calculation of royalty payments from any sublicense to specify that in all cases the royalty amounts will be calculated as a percentage of sales to customers/patients. Copies of the amendments to the royalty agreement are attached as Exhibits 10.1 through 10.4 hereto.

On February 5, 2008, the Company and its parent corporation, Accentia Biopharmaceuticals, Inc. (“Accentia”) entered into an amendment to the existing royalty agreement dated October 31, 2006 on sales of the Company’s biologic products, including BiovaxID, to amend and clarify the calculation of royalty payments from any sublicense to specify that in all cases the royalty amounts will be calculated as a percentage of sales to customers/patients. A copy of the amendment to the royalty agreement is attached as Exhibit 10.5 hereto.

On February 5, 2008, the Company granted an option to Accentia (the “Conversion Option”) permitting Accentia,, in its discretion, to convert part or all of the principal and interest due to Accentia under the intercompany debt owed by the Company at the date of conversion into shares of the Company’s common stock at a conversion price of $1.10 per share (the “Conversion Price”) subject to adjustment in the event of for certain recapitalizations or in the event of the sale of the Company’s stock at prices below the Conversion Price. The Company granted piggyback and demand registration rights to Accentia for the shares underlying this Conversion Option. A copy of the amendment to the Conversion Option is attached as Exhibit 10.6 hereto.

Also on February 5, 2008, the Company entered into an understanding with Nixon Peabody, LLP, Biovest’s former counsel, whereby Biovest agreed to issue to Nixon Peabody and Nixon Peabody agreed to accept a total of 164,000 shares of the Company’s common stock in full payment of outstanding invoices.

Each of the notes and securities described above were issued by the Company as described above in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and all parties to the transactions are accredited investors with access to all relevant information necessary to evaluate the investment and represented to us that the Notes and Common Stock were being acquired for investment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02. David is this sufficient or is more detail required?

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: February 6, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Letter effective January 31, 2008 to Royalty Agreement dated October 31, 2007 between Biovest International, Inc. (“Biovest”) and Valens U.S. SPV I, LLC (“Valens U.S.”).

10.2	Amendment Letter effective January 31, 2008 to Royalty Agreement dated October 31, 2007 between Biovest and Valens Offshore SPV II, Corp. (“Valens Offshore”).

10.3	Amendment Letter effective January 31, 2008 to Royalty Agreement dated December 10, 2007 between Biovest and Valens U.S.

10.4	Amendment Letter effective January 31, 2008 to Royalty Agreement dated December 10, 2007 between Biovest and Valens Offshore.

10.5	Amendment and clarification of Accentia Royalty Agreement dated February 5, 2008 between Accentia Biopharmaceuticals, Inc. (“Accentia”) and Biovest.

10.6	Conversion Agreement dated February 5, 2008 between Accentia and Biovest.

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